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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported):  August 2, 2000
                                                          --------------




                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    Delaware
                                    --------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)




         000-27927                                              43-1857213
         ---------                                              ----------
 (COMMISSION FILE NUMBER)                                   (FEDERAL EMPLOYER
                                                          IDENTIFICATION NUMBER)




12444 Powerscourt Drive - Suite 100
St. Louis, Missouri                                             63131
-------------------------------------------                     -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)           (314) 965-0555
                                                               --------------
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ITEM 5. OTHER EVENTS.

       On August 2, 2000, Charter Communications, Inc. announced second quarter 2000 financial results. A copy of the press release is being filed as Exhibit
99.1 with this report.
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ITEM 7. EXHIBITS.

         99.1  Press release dated August 2, 2000.*


-----------------
*filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS, INC.,
                                   registrant






Dated August 2, 2000               By: /s/ KENT D. KALKWARF
                                       --------------------------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                              Financial Officer (Principal
                                              Financial Officer and Principal
                                              Accounting Officer)
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                                 EXHIBIT INDEX
                                 -------------



99.1 Press release dated August 2, 2000.